Supplement to the
Fidelity® Blue Chip Growth ETF, Fidelity® Blue Chip Value ETF, Fidelity® Growth Opportunities ETF, Fidelity® Magellan℠ ETF, Fidelity® New Millennium ETF, Fidelity® Real Estate Investment ETF, Fidelity® Small-Mid Cap Opportunities ETF, Fidelity® Sustainable U.S. Equity ETF, and Fidelity® Women's Leadership ETF
November 29, 2023
STATEMENT OF ADDITIONAL INFORMATION

Effective February 26, 2024, Fidelity® Growth Opportunities ETF, Fidelity® New Millennium ETF and Fidelity® Small-Mid Cap Opportunities ETF will change their names and tickers:
Existing ETF Name and Ticker	New ETF Name and Ticker
Fidelity® Growth Opportunities ETF (FGRO)	Fidelity® Fundamental Large Cap Growth ETF (FFLG)
Fidelity® New Millennium ETF (FMIL)	Fidelity® Fundamental Large Cap Core ETF (FFLC)
Fidelity® Small-Mid Cap Opportunities ETF (FSMO)	Fidelity® Fundamental Small-Mid Cap ETF (FFSM)
Effective February 26, 2024, references to Fidelity Growth Opportunities ETF and Fidelity New Millennium ETF throughout this Statement of Additional Information is no longer applicable.
The following information replaces similar information found in the "Investment Policies and Limitations" section.
Diversification
For Fidelity® Blue Chip Value ETF, Fidelity® New Millennium ETF, and Fidelity® Small-Mid Cap Opportunities ETF:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
The following information replaces similar information found in the "Investment Policies and Limitations" section.
Diversification
For each fund (other than Fidelity® Blue Chip Value ETF, Fidelity® New Millennium ETF, and Fidelity® Small-Mid Cap Opportunities ETF):
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
Fidelity® Blue Chip Value ETF, Fidelity® New Millennium ETF, and Fidelity® Small-Mid Cap Opportunities ETF intend to comply both with the Subchapter M diversification requirements and with the diversification requirements described in the fundamental investment limitations disclosure above.
Effective February 26, 2024, the following information replaces similar information found in the "Management Contracts" section.
Management Fees.
For the services of FMR under each management contract, each fund (other than Fidelity® Growth Opportunities ETF, Fidelity® New Millennium ETF, and Fidelity® Small-Mid Cap Opportunities ETF) pays FMR a monthly management fee at the annual rate of 0.59% of the fund's average daily net assets throughout the month. Fidelity® Growth Opportunities ETF and Fidelity® New Millennium ETF each pay FMR a monthly management fee at the annual rate of 0.38% of the fund's average daily net assets throughout the month. Fidelity® Small-Mid Cap Opportunities ETF pays FMR a monthly management fee at the annual rate of 0.43% of the fund's average daily net assets throughout the month.

ETC-SSTK-0224-103-1.9901543.103	February 9, 2024